SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           FOAMEX INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     N/A

2)   Aggregate number of securities to which transaction applies:

     N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

     N/A

[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                             [FOAMEX LOGO OMITTED]


                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2004 Annual Meeting of Stockholders of Foamex International Inc. (the "Company"), which will be held on Tuesday, May 25, 2004, at 10:00 a.m., local time, at The Ritz-Carlton, Ten Avenue of the Arts, Philadelphia, PA 19102. All holders of the Company's outstanding common stock as of April 15, 2004 are entitled to vote at the Annual Meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company's Directors and Officers will be present at the Annual Meeting to respond to any questions you may have.

It is important that your stock be represented at the Annual Meeting. You may vote your proxy by telephone, internet or by mail. Voting instructions are included on the enclosed proxy card.

                                                       Very truly yours,


                                                       /s/ Raymond E. Mabus, Jr.

                                                       RAYMOND E. MABUS, JR.
                                                       CHAIRMAN OF THE BOARD

April 26, 2004

                            Foamex International Inc.
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 25, 2004
                                  ------------

     The Annual Meeting of Stockholders of Foamex International Inc., a Delaware corporation (the "Company"), will be held at The Ritz-Carlton, Ten Avenue of the Arts, Philadelphia, PA 19102, on Tuesday, May 25, 2004, at 10:00 a.m., local time, for the purpose of considering and acting upon the following matters, which are described more fully in the accompanying Proxy Statement:

     (a) To elect seven directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

     (b) To consider and act upon a proposal to increase the number of shares of Common Stock that are available for awards under the Foamex International Inc. 2002 Stock Award Plan;

     (c) To consider and act upon a proposal to ratify the selection of KPMG LLP as the Company's independent accountants for the fiscal year ending January 2, 2005; and

     (d) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Holders of Common Stock of record at the close of business on April 15, 2004 (the "Record Date") are entitled to vote at the Annual Meeting and any adjournment thereof. A list of stockholders of the Company as of the Record Date will be available for inspection during business hours through May 21, 2004, at the Company's offices, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, and will also be available for inspection at the Annual Meeting.

     Your vote is important. The Company encourages you to vote your proxy by telephone, internet or mail. A toll-free number and web site address are included on your proxy card. If you elect to vote by mail, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope which has been provided for your convenience and which requires no postage if mailed in the United States. Any stockholder present at the Annual Meeting may revoke his or her proxy, and vote personally on all matters brought before the Annual Meeting.

                                        By Order of the Board of Directors,


                                        /s/ Gregory J. Christian

                                        GREGORY J. CHRISTIAN
                                        EXECUTIVE VICE PRESIDENT, GENERAL
                                        COUNSEL AND SECRETARY

                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061
                             ----------------------

                                 PROXY STATEMENT
                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Foamex International Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, May 25, 2004, at 10:00 a.m., local time, at The Ritz-Carlton, Ten Avenue of the Arts, Philadelphia, PA 19102, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be mailed to stockholders entitled to vote at the Annual Meeting commencing on or about April 26, 2004.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Foamex International Inc., Investor Relations, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, (610) 859-3000. To provide the Company sufficient time to arrange for reasonable assistance, please submit all requests by May 20, 2004.

Record Date and Voting of Shares

     Stockholders can ensure that their shares will be represented at the Annual Meeting by voting by proxy. To vote by proxy, stockholders may use the telephone or the Internet or may elect to complete and mail the enclosed proxy card. Instructions for each of the voting methods are included in the enclosed proxy card. The submission of a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a stockholder who has signed a proxy does not itself revoke that proxy unless the stockholder attending the Annual Meeting files written notice of revocation of the proxy with the Secretary of the Company at any time prior to the voting of the proxy.

     Except for the election of directors to the Board of Directors, all proposals described in this Proxy Statement require the approval of a majority of the shares of Common Stock entitled to vote and present at the meeting, either in person or by proxy. Directors shall be elected by a plurality of the votes cast by holders of shares entitled to vote and present at the meeting, either in person or by proxy. Broker non-votes will be counted only for purposes of determining whether a quorum is present at the Annual Meeting and will have no effect on the vote for any matter scheduled to be considered at the Annual Meeting. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote for that particular item and has not received instructions from the beneficial owner. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will have the effect of votes against that matter. Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted FOR the election of directors and the proposals submitted for approval. The proxy voting procedures provides stockholders the opportunity to withhold voting for any or all nominees to the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

     The Board of Directors has fixed the close of business on April 15, 2004 as the record date (the "Record Date") for the determination of the stockholders of the Company who are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 24,443,463 shares of common stock, par value $0.01 per share (the "Common Stock").

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum. The holders of Common Stock are entitled to one vote for each share held on the Record Date.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors held 11 meetings during the year ended December 28, 2003. No director attended fewer than 75% of the Board and applicable committee meetings scheduled during 2003. The Company encourages directors to attend the Annual Meeting of Stockholders. All of the Company's directors attended last year's Annual Meeting of Stockholders.

     Upon election of the proposed slate, a majority of the members of our Board of Directors will be independent pursuant to Rule 4200 of the National Association of Securities Dealers Inc. ("NASD") listing standards. Our Board of Directors has determined that the following directors are independent pursuant to Rule 4200 of the NASD listing standards: S. Dennis N. Belcher, Luis J. Echarte, Henry Tang and Raul Valdes-Fauli.

     Our corporate governance guidelines provide that our Board of Directors will hold regularly scheduled meetings of independent directors in executive session. Such meetings will be presided over by the chairman of the Audit Committee, Nominating & Governance Committee or Compensation Committee, as determined by the independent directors based on the anticipated agenda for the meetings.

Committees of the Board of Directors

     The standing committees of the Board of Directors are: the Audit Committee, the Nominating and Governance Committee, the Compensation Committee, and the China/Asia Oversight Committee. The principal responsibilities of each committee are described in the following paragraphs.

     Audit Committee. The Audit Committee held 6 meetings in 2003. The Audit Committee is comprised of S. Dennis N. Belcher, who serves as its Chair, Luis J. Echarte and Henry Tang, all of whom are non-employee directors. The Board of Directors has determined that all members of the Audit Committee are "independent," pursuant to Rule 4200 of the NASD listing standards. The Audit Committee is responsible for, among other things, overseeing the Company's financial reporting process as more fully described in its charter. The Audit Committee consults with management and the Company's independent accountants and internal auditors during the year on matters related to the annual audit, internal controls, the published financial statements, and the accounting principles and auditing procedures being applied. The Audit Committee also appoints a firm of independent certified public accountants to serve as the Company's independent accountants, authorizes all audit fees and other professional services rendered by the independent accountants and periodically reviews the independence of the accountants. See Appendix A for additional information. The Board of Directors recently adopted certain revisions to the Audit Committee Charter. A copy of the revised charter is included as Appendix B.

     The Board of Directors has determined that all members of the Audit Committee are financially literate and have financial management expertise, as the Board of Directors has interpreted such qualifications in its business judgment. In addition, the Board of Directors has designated each of S. Dennis
N. Belcher and Luis J. Echarte as an audit committee financial expert as defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Nominating & Governance Committee. The Nominating & Governance Committee (the "Nominating Committee") held 6 meetings in 2003. It is currently comprised of Luis J. Echarte, who serves as its Chair, Henry Tang and Raul Valdes-Fauli, each of whom is independent, as determined by the Board of Directors, pursuant to Rule 4200 of the NASD listing standards. The Nominating Committee makes recommendations to the Board of Directors concerning nominees for election as directors, develops plans regarding the size and composition of the Board of Directors and its committees, and develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company and monitors and makes recommendations to the Board of Directors with respect to the corporate governance principles applicable to the Company. A copy of the Charter of the Nominating Committee is included as Appendix C.

     The Nominating Committee will consider director candidates recommended by the Company's stockholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted in writing by any stockholder entitled to vote for the election of directors and must be received by the Secretary of the Company no later than December 28, 2004 for election at the next annual stockholders' meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of Common Stock of the Company which are beneficially owned by each such nominee and (iv) any additional information regarding director nominees required by Regulation 14A under the Exchange Act or the listing standards of any market on which the Company's Common Stock is traded.

     The Nominating Committee has established the following minimum qualifications for prospective nominees: (1) outstanding achievement in the individual's personal career, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and
(4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) experience in the manufacturing industry, (ii) the ability to exercise independent decision-making, (iii) the absence of conflicts of interest, (iv) diversity of gender, ethnic background, country of citizenship and experience, (v) the ability to work effectively with other directors in collectively serving the long-term interests of all stockholders and (vi) independence within the meaning of Rule 4200 of the NASD listing standards. Nominees must also meet any applicable requirements of the U.S. Securities and Exchange Commission's regulations, state law, and the Company's charter and by-laws.

     The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board of Directors, the Chairman of the Nominating Committee will then initiate the search, working with staff support and seeking input from other directors and senior management, considering nominees previously submitted by stockholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board of Directors, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. If not, contact would be initiated by a search firm. Prospective candidates will be interviewed by the Nominating Committee and at least two other members of the Board of Directors deemed appropriate by the Board of Directors. Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

     Compensation Committee. The Compensation Committee is comprised of Luis J. Echarte, who serves as its Chair, Robert J. Hay and Raul Valdes-Fauli. Luis J. Echarte and Raul Valdes-Fauli are independent, as determined by the Board of Directors, pursuant to Rule 4200 of the NASD listing standards. Robert J. Hay is not independent pursuant to Rule 4200 of the NASD listing standards because (i) he has a consulting agreement with the Company and (ii) he received certain compensation from Foamex Asia. For more information see "Certain Relationships and Related Transactions." Mr. Hay is continuing to serve on the Compensation Committee for a limited term because of his extensive expense in the polyurethane foam industry and as Chief Executive Officer of the Company. His knowledge of the business has been very helpful to the Compensation Committee in setting compensation for senior managers in the Company. The Board of Directors will re-evaluate committee memberships at the first meeting of the Board of Directors following the Annual Meeting.

     The Compensation Committee reviews, approves and/or recommends compensation to executive officers and awards under the Foamex International Inc. 1993 Stock Option Plan, as amended (the "1993 Stock Option Plan") and the Foamex International Inc. 2002 Stock Award Plan (the "2002 Stock Award Plan"). The Compensation Committee held 8 meetings in 2003.

     China/Asia Oversight Committee. The China/Asia Oversight Committee was formed in December 2003 and is comprised of S. Dennis Belcher, Luis J. Echarte, Henry Tang and Raul Valdes-Fauli. The China/Asia Oversight Committee is responsible for reviewing and recommending to the Board of Directors opportunities for investment, acquisitions, alliances and other international growth opportunities in China and Asia.

Stockholder Communications with the Board of Directors

     Stockholders and others who wish to communicate with the Board of Directors as a whole, or to individual directors may write to them at: Foamex International Inc., 1000 Columbia Avenue, Linwood, PA 19061, Attention:
Secretary. All communications sent to this address will be shared with the Board of Directors or the individual director, if so addressed.

Code of Ethics

     The Company has adopted a Code of Ethics which applies to directors, officers, senior management, and certain other employees of the Company,
including  its  principal   executive  officer,   principal  financial  officer,
principal accounting officer or controller or persons performing similar functions. The Code of Ethics is available under the "Investor Relations" section on the Company's website located at www.foamex.com. The Company will post all amendments and waivers to its Code of Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on its website.

Compensation of Directors

       Currently, there are two employee directors. Compensation in 2003 for non-employee directors included the components listed below.

     Annual Retainer - $50,000, half of which is payable in Common Stock.

     Meeting Fees - $1,500 for each board or committee meeting attended in person and $750 per telephonic conference call meeting. Non-employee directors who chair meetings receive two times the applicable meeting fee.

     Committee Chair Fee - $10,000, half of which is payable in Common Stock.

     Stock Option Grants - annual grants of 10,000 options to purchase Common Stock. Henry Tang and Raul Valdes-Fauli each received a pro rata allocation for 2003. The options vest at a rate of 20% per year over a five-year period, and expire in ten years. These option grants include an exercise price equal to the fair market value of a share of Common Stock on the grant date.

     Travel Expenses - reimbursement for reasonable out of pocket expenses in connection with travel to and attendance at board and committee meetings, and other corporate business.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Nominees

     Seven directors have been nominated by the Board of Directors for election and to serve in such capacity for a term of one year until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Except for Raul Valdes-Fauli, who was elected as a director of the Company by the Board of Directors, all directors were elected at the 2003 Annual Meeting of Stockholders. John V. Tunney has decided not to stand for re-election and Stuart J. Hershon resigned from the Board of Directors, effective as of March 25, 2004. Marshall S. Cogan resigned from the Board of Directors, effective as of February 10, 2004.

     Unless otherwise specified in the proxy, it is the intention of the persons named in the proxies solicited by the Board of Directors to vote FOR the seven nominees whose biographies are set forth below. If events not now known or anticipated make any of the nominees unable to serve, the proxies will be voted, at the discretion of the holders thereof, for other nominees supported by the Board of Directors in lieu of those unable to serve.

Name                       Age and Biographical Information

RAYMOND E. MABUS, JR.      Raymond E. Mabus, Jr., 55, has been  Chairman of  the
                           Board  of  the  Company  since  February  2004  and a
                           director of the Company  since  September  2000.  Mr.
                           Mabus  served  as U.S. ambassador to  the  Kingdom of
                           Saudi  Arabia  from  1994  to  1996.  In 1987, he was
                           elected  governor of Mississippi and served from 1988
                           to 1992.  After leaving public  service in  1996,  he
                           joined the board of directors of an employee training
                           service  called  Strategic   Partnerships  (formerly,
                           International  Management & Development Group, Ltd.),
                           now operating  as  the  Global   Resources   Division
                           ("Global  Resources Division")  of  Frontline  Group,
                           Ltd. Mr. Mabus was the  President of Global Resources
                           Division from October 1998 to February 2002. He is currently active in the family timber business. Mr.
                           Mabus serves as Chairman of the Audit Committee of the Board of Directors of Kroll Inc. and serves on a number of civic boards.

ROBERT J. HAY              Robert J. Hay, 78, has been a director of the Company
                           since its inception in September 1993. Mr. Hay serves
                           as a director of Foamex  Asia,  Inc.   Mr. Hay served
                           as Chairman  and Chief  Executive  Officer of Foamex
                           L.P. from January 1993 until January 1994. Mr. Hay was President of Foamex L.P. and its predecessor from 1972 through 1992. Mr. Hay began his career in 1948 as a chemist with The Firestone Tire and Rubber
                           Company.

S. DENNIS N. BELCHER       S. Dennis N. Belcher, 63, has been a  director of the
                           Company  since April 2002.  Mr. Belcher  retired from
                           The Bank of Nova Scotia (the "Bank") in 2002 after 44
                           years in  banking. At the time of his retirement, Mr.
                           Belcher was Executive Vice President  Credit and Risk
                           Management and had  held  that position  since  1991.
                           Mr. Belcher was a member of the Management  Committee
                           of  the  Bank   and  Chairman  of  the Senior  Credit
                           Committee. Mr. Belcher currently serves on the Board of Directors of Call-Net Enterprises, Inc., Viatel
                           Holdings  (Bermuda)  Ltd.,  Slater  Steel Ltd.,  Rand
                           McNally & Company and Richtree Inc.


THOMAS E. CHORMAN          Thomas E. Chorman,  49, has  been President and Chief
                           2002  and  a  Director  since  December  2002.   From
                           September  2001  to September  2002, he was Executive
                           Vice  President  and Chief Financial Officer, and was
                           Chief Administrative  Officer from  December  2001 to
                           October  2002.  From  November  2000  until he joined
                           the  Company,  Mr.  Chorman  was  the Chief Financial
                           Officer   of   Ansell   Healthcare   Inc.,  a  global
                           manufacturer of medical and industrial products. From
                           1997 to 2000, Mr. Chorman was Vice President, Finance and Chief Financial Officer of the Worldwide Floor
                           Products division of Armstrong World Industries, Inc.
                           Mr. Chorman  worked at Procter & Gamble from 1984  to
                           1997 in various financial positions, most recently as Chief Financial Officer for Corporate New Ventures and Category Finance Manager for Pringles and Duncan
                           Hines.

LUIS J. ECHARTE            Luis J.  Echarte,  59,  has  been a director  of  the
                           Company  since  June  2002.  Since  August  2001, Mr.
                           Echarte  has  been  the President and Chief Executive
                           Officer  of  Azteca   America   and  Chief  Financial
                           Strategist of Grupo Salinas.  From November  1999  to
                           July  2001,  Mr.  Echarte  was  the  Chief  Financial
                           Officer of TV Azteca, S.A. de C.V. From November 1994 to November 1999, Mr. Echarte was the Chief Financial
                           Officer of Grupo Elektra, S.A. de C.V. Mr. Echarte also serves on the Board of Directors of TV Azteca, S.A. de C.V., Grupo Elektra, S.A. de C.V. and Grupo
                           Iusacell, S.A. de C.V. Prior to that he was the President and Chief Executive Officer of Bacardi
                           Imports Inc. from 1986 to 1989.

HENRY TANG                 Henry Tang,  63, has been a  director of  the Company
                           since  March 2003.  Since October 1997,  Mr. Tang has
                           been  a  partner  at  Baker  Botts  L.L.P.,  where he
                           specializes  in   intellectual   property,   patents,
                           technology  licensing  and  technology law.  From May
                           1982 to  October  1997 he  was  at  the law  firm  of
                           Brumbaugh, Graves, Donohue and Raymond,  where he was
                           named partner in April 1986.  Mr. Tang is a member of
                           the New York  State  Bar Association, where he serves
                           on  the   Executive  Committee   of  the  Section  on
                           International Law and Practice, and is Chairman of the Committee on Asian Pacific Law. He is also a member of the American Bar Association, and a member of the ABA's Sections on Patents and Litigation. Mr.
                           Tang is the  founder  and a  director of the American
                           Friends of the Shanghai Museum.

RAUL VALDES-FAULI          Raul J. Valdes-Fauli, 60, has  been a director of the
                           Company since  October 2003.  Mr.  Valdes-Fauli  is a
                           partner  of  Steel  Hector  &  Davis  LLP,  where  he
                           specializes in corporate, securities and banking law.
                           From 1979 to 2000, Mr.  Valdes-Fauli was a partner of
                           Gunster  Yoakley   Valdes-Fauli  &  Stewart, formerly
                           Valdes-Fauli  Bischoff  Friss & Mandler  prior to its
                           merger with Gunster Yoakley & Stewart in 1994. He was
                           Mayor of the City of Coral Gables, Florida, from 1993
                           to  2001; City Commissioner  from 1985  to 1989;  and
                           Vice Mayor from 1987 to 1988. Mr.  Valdes-Fauli  is a
                           member  of the  New York  State Bar  Association  and
                           Florida Bar  Association.  He chaired the Florida Bar
                           Association  International  Law Section  from 1979 to
                           1981.  In addition,  Mr. Valdes-Fauli is  an honorary
                           consul of the Republic of  El Salvador;  Chevalier of
                           the   Legion   of  Honor,  France;  the  founder  and
                           President of the Spain-U.S. Chamber of Commerce in Miami; and the founder of the Venezuelan-American
                           Association  of the U.S.

       The Board of Directors unanimously recommends a vote "FOR" election of each of the nominees listed above.

                 OWNERSHIP OF COMMON STOCK OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 15, 2004, regarding the beneficial ownership of Common Stock by (i) each stockholder who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder has (i) sole voting and investment power with respect to such stockholder's shares of stock, except to the extent that authority is shared by spouses under applicable law and (ii) record and beneficial ownership with respect to such stockholder's shares of stock.

Name and Address of Beneficial Owners                              Beneficial Ownership (1) (2)
-------------------------------------                    ------------------------------------------------
                                                          Number of Shares         % of Class Outstanding
                                                          ----------------         ----------------------
The Bank of Nova Scotia (3)                                  5,750,426                   23.5
44 King Street West
Scotia Plaza, 8th Floor M5H 1H1
Toronto, Ontario, Canada

Kennedy Capital Management, Inc.                             4,047,812                   16.6
10829 Olive Boulevard
St. Louis, Missouri 63141

William D. Witter, Inc.                                      1,838,754                    7.5
153 East 53rd Street, 51st Floor
New York, New York 10022


Rus, Inc. (4)                                                1,360,103                    5.6
Avenue des Pleiades 15
B-1200
Brussels, Belgium

Raymond E. Mabus                                                64,899                    *

Robert J. Hay                                                   30,680                    *

S. Dennis N. Belcher                                            21,813                    *

Luis J. Echarte                                                 48,506                    *

Henry Tang                                                      13,353                    *

John V. Tunney (5) (7)                                          98,873                    *

Raul Valdes-Fauli                                                6,261                    *

Thomas E. Chorman (5)                                          192,985                    *

K. Douglas Ralph                                                12,292                    *

Paul A. Haslanger                                                9,676                    *

Marshall S. Cogan (5) (6)                                    1,165,042                    4.6

All executive officers and directors as a group                714,853                    2.9
(as of April 15, 2004)

(16 persons) (2)(5)(7)
------------------

*  Less than 1%.

(1) Each named person is deemed to be the beneficial owner of securities which may be acquired within 60 days of April 15, 2004 through the exercise of options and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person. However, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person, except as noted.

(2) Includes shares of the Company's Common Stock held by officers and directors under the Company's 401(k) plan.

(3) The Bank of Nova Scotia also owns 15,000 shares of Series B Preferred Stock of the Company, which represents 100% of the outstanding shares of that class. Series B Preferred Stock is non-voting and non-redeemable, and each share is convertible into 100 shares of the Company's Common Stock. The conversion feature is only available if the conversion would not trigger a "change of control" event, as defined in certain of the Company's debt instruments.

(4) Rus, Inc. is a subsidiary of Recticel, a European polyurethane foam manufacturer whose subsidiary was a former partner of Foamex L.P.

(5) Includes shares of Common Stock issuable upon exercise of options granted under the Company's 1993 Stock Option Plan and 2002 Stock Award Plan, which have vested or will vest within 60 days. In the above table, (i) 580,033 of such shares have been included for Mr. Cogan, (ii) 81,000 shares of such shares have been included for Mr. Tunney, (iii) 103,334 of such shares have been included for Mr. Chorman, (iv) 7,000 of such shares have been included for Mr. Ralph, (v) 8,100 of such shares have been included for Mr.
     Haslanger and (vi) 403,833 of such shares have been included for all executive officers and directors as a group.

(6) Mr. Cogan resigned from the Board of Directors, effective as of February 10, 2004. Certain information relating to the beneficial ownership of Common Stock by Mr. Cogan was obtained from Amendment No. 3 to Schedule 13D filed by Mr. Cogan with the U.S. Securities and Exchange Commission on March 26, 2004.

(7) Includes 10,000 shares of Common Stock held in a trust of which Mr. Tunney serves as a co-trustee. Mr. Tunney has decided not to stand for re-election to the Board of Directors.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age and position or positions held by each executive officer of the Company, as of April 15, 2004.

Name                           Age          Position(s) Held
----                           ---          ----------------
John V. Tunney                 69           Vice Chairman
Thomas E. Chorman              49           President, Chief Executive Officer and Director
K. Douglas Ralph               43           Executive Vice President and Chief Financial Officer
Gregory J. Christian           38           Executive Vice President and General Counsel
Nick C. Costides               57           Executive Vice President and President, Foam Products Group
Paul A. Haslanger              57           Executive Vice President, Supply Chain
Darrell Nance                  51           Executive Vice President, Foam Products (Western Region)
Stephen E. Stockwell           58           Executive Vice President, Carpet Cushion Products
Andrew Thompson                39           Executive Vice President, Technical Products
Arthur H. Vartanian            50           Executive Vice President, Automotive Products

     Executive officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified or until their earlier resignation or removal from office. A brief biography of each executive officer of the Company is provided below (other than Mr. Chorman whose biography is included above under "Directors").

     John V. Tunney has been a director of the Company since May 1994 and the Vice Chairman of the Company since August 2001. Mr. Tunney has served as Chairman of the Board of Foamex Asia, Inc., a subsidiary of the Company that holds a non-controlling equity interest in Foamex Asia Co. Ltd. ("Foamex Asia"), since March 1997 and also serves as the Chairman of the Board of Foamex Mexico, Inc. Mr. Tunney has been Chairman of the Board of Cloverleaf Group, Inc., an investment company, since 1981, Chairman of the UCLA Hammer Museum of Art and President of JVT Consulting Inc. since 1997. Mr. Tunney served as a U.S. Senator from the State of California from 1971 until 1977. Prior to his U.S. Senate term, Mr. Tunney served as a member of Congress from the 38th district of California from 1965 until 1971.

     K. Douglas Ralph has been Executive Vice President and Chief Financial Officer since February 2003. Prior to joining Foamex, Mr. Ralph had a 21-year career as a financial executive at Procter & Gamble. With P&G, Mr. Ralph served as General Manager of Equity Ventures, Comptroller of Global Customer Business Development and Director of Global Forecasts & Strategic Planning. Prior to these roles, Mr. Ralph also served as finance head for P&G's Scandinavian subsidiary, European Paper & Beverage business and Global Snacks business.

     Gregory J. Christian has been Executive Vice President and General Counsel since October 2002. Mr. Christian was previously Vice President and Deputy General Counsel of the Company since February 2002 and was Director of Labor Relations and Corporate Counsel from October 1996 to February 2002.

     Nick C. Costides has been Executive Vice President and President, Foam Products Group since June 2003. From November 2002 to June 2003, Mr. Costides was Executive Vice President and President, Consumer Products Group. From June 1992 to January 2002, Mr. Costides was President and Chief Executive Officer of Dorel Juvenile Group, a division of Dorel Industries Inc., a global consumer products company.

     Paul A. Haslanger has been Executive Vice President, Supply Chain since October 2002. This position was previously entitled Executive Vice President, Manufacturing until March 2004. From February 1993 to October 2002, Mr. Haslanger was Senior Vice President of Manufacturing. From October 1984 to February 1993, Mr. Haslanger was Vice President of Manufacturing for the Company and a predecessor to the Company.

     Darrell Nance has been Executive Vice President, Foam Products (Western Region) since March 1998. From 1995 to 1997, Mr. Nance served as Vice President and General Manager of West Coast Operations of Crain Industries, Inc., a polyurethane foam manufacturer which was acquired by the Company in December 1997.

     Stephen E. Stockwell has been Executive Vice President, Carpet Cushion Products since December 2003. Prior to joining the Company, Mr. Stockwell held a number of executive positions over a 30-year career with Armstrong World Industries, Inc., most recently as Senior Vice President, Strategic Accounts.

     Andrew Thompson has been Executive Vice President, Technical Products since January 2003. From January 2000 to January 2003, Mr. Thompson was Senior Vice President, Research & Development. Prior to joining the Company, Mr. Thompson spent ten years at Lyondell/ARCO Chemical where he held various positions in polyurethane-related areas, most recently as Technology Manager, Polyurethane R&D since 1995. Mr. Thompson received a Ph.D. in Polymer Chemistry from the University of Massachusetts.

     Arthur H. Vartanian has been Executive Vice President, Automotive Products since February 2000. Prior to joining the Company, Mr. Vartanian held a number of executive positions over an 18-year career with Lear Corporation, most recently as Vice President Operations, Chrysler Division.

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation

     The following Summary Compensation Table contains information concerning annual and long-term compensation provided to the Company's Chief Executive Officer during 2003 and each of the four next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                         Summary Compensation Table (1)

                                                                            Long-Term
                                        Annual Compensation            Compensation Awards
                                  ------------------------------      ---------------------
                                                                      Securities Underlying         All Other
Name and Principal Position       Year     Salary       Bonus              Options/SARs           Compensation
---------------------------       ----    --------    --------        ---------------------       ------------
Thomas E. Chorman (2)             2003    $600,000    $360,000                     -                  $38,354
President and Chief               2002     417,373     175,000               310,000                   54,729
Executive Officer                 2001     106,346     461,585               100,000                   22,250

John V. Tunney (3)                2003    $310,000    $165,848                     -                        -
Vice Chairman                     2002     310,000      60,000               120,000                        -
                                  2001      95,385      50,000               100,000                        -

K. Douglas Ralph (4)              2003    $256,539    $100,000                70,000                  $79,169
Executive Vice President and      2002           -           -                     -                        -
Chief Financial Officer           2001           -           -                     -                        -

Paul A. Haslanger (5)             2003    $250,000    $ 30,000                     -                   $2,000
Executive Vice President,         2002     202,983           -                40,500                    2,000
Supply Chain                      2001     199,180      17,400                 5,000                    1,700

Marshall S. Cogan (6)             2003    $900,000    $ 32,924                     -                 $ 23,976
Former Chairman of the Board      2002     887,308     750,000               635,000                  123,976
                                  2001     850,000     127,500               350,000                  403,400

------------------

(1) Because none of the Named Executive Officers received (i) perquisites in excess of the lesser of $50,000 or 10% of their reported salary and bonus,
     (ii) any other annual compensation required to be reported, (iii) LTIP payouts or (iv) any restricted stock awards, information relating to "Other Annual Compensation", "LTIP Payouts" and "Restricted Stock Awards" is inapplicable and has therefore been omitted from the table.

(2) Mr. Chorman commenced his employment with the Company on September 4, 2001. The amount reported in All Other Compensation in 2003 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan, $17,500 of premiums paid by the Company for split-dollar life insurance coverage and reimbursement of $16,854 for relocation costs. The amount reported in All Other Compensation in 2002 included the Company's matching contribution of $3,930 to the Company sponsored 401(k) plan, $17,500 of premiums paid by the Company for split-dollar life insurance coverage and reimbursement of $33,299 for relocation costs. In 2001, All Other Compensation included reimbursement of relocation costs. Certain split dollar arrangements remain in effect but have not been funded since July 2002 and the Company is in the process of replacing this executive benefit.

(3) The Board of Directors elected Mr. Tunney, Vice Chairman of the Company on August 3, 2001, and Mr. Tunney commenced employment with the Company thereafter. Mr. Tunney's bonus in 2002 and 2003 was paid by Foamex Asia for services provided to Foamex Asia.

(4) Mr. Ralph commenced his employment with the Company on February 1, 2003. The amount reported in All Other Compensation in 2003 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan and reimbursement of $75,169 for relocation costs.

(5) The amounts reported in All Other Compensation for Mr. Haslanger represent the Company's matching contributions to the Company sponsored 401(k) Plan.

(6) The amount reported in Bonus includes $32,924 paid by Foamex Asia. The amount reported in All Other Compensation in 2003 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan and $19,976 of premiums paid by the Company for extended care benefits. The amount reported in All Other Compensation in 2002 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan, $100,000 of premiums paid by the Company for split-dollar life insurance coverage and $19,976 of premiums paid by the Company for extended care benefits. In 2001, All Other Compensation included the Company's matching contribution of $3,400 to the Company sponsored 401(k) plan and $400,000 of premiums paid by the Company for split-dollar life insurance coverage.

     Thomas E. Chorman

     On August 20, 2002, the Company executed an employment agreement with Thomas E. Chorman, who was serving as Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Mr. Chorman became Chief Executive Officer effective October 18, 2002 and President effective October 31, 2002. On January 27, 2004, the Company and Mr. Chorman executed an amended and restated employment agreement. The amended and restated employment agreement provides for an initial employment term of two years commencing on January 27, 2004 and is automatically renewable for additional one-year terms, commencing on January 27, 2006, unless notice of intent not to extend the term of the agreement is given by either party. Under the amended and restated employment agreement, Mr. Chorman will receive a salary of at least $700,000 per year, with such salary being reviewed annually by the Compensation Committee of the Board of Directors. Mr. Chorman is also eligible to earn an annual target bonus of up to 100% of his annual base salary; the actual amount of the bonus is to be based on the attainment of certain performance targets.

     The amended and restated employment agreement provides that, at the discretion of the Compensation Committee, Mr. Chorman is eligible to participate in the Company's stock option program. On February 16, 2004, Mr. Chorman was granted an option to purchase 270,000 shares of the Company's Common Stock under the terms of the 2002 Stock Award Plan. The options have a term of six years, an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and vest pro ratably over three years. The agreement provides that either party may terminate the agreement at any time. If the agreement is terminated by Mr. Chorman for "good reason" or by the Company without "cause," or on account of Mr. Chorman's death or disability, the Company will be required to pay Mr. Chorman or his estate, in addition to any amounts earned but not yet paid to him, two times the amount of his then current annual base salary for a period of 24 months, plus one and half times the full amount of his target bonus, calculated as though the Company and Mr. Chorman had obtained 100% of the performance target for the applicable fiscal year in which Mr. Chorman's employment terminated (the "Annual Target Bonus"), if such termination occurs during the eighteen month period following January 27, 2004. If the amended and restated employment agreement is terminated by Mr. Chorman for "good reason" or by the Company without "cause," or on account of Mr. Chorman's death or disability after the eighteen month anniversary of January 27, 2004, the Company will be required to pay Mr. Chorman, in addition to any amounts earned but not yet paid to him, two times (i) the amount of his then current base salary for a period of 24 months and (ii) the Annual Target Bonus. Mr. Chorman would also be entitled to medical coverage under the Company's medical plans during the 24-month period in which he is receiving severance payments

     On April 24, 2003, the Company and Mr. Chorman entered into a Change in Control Protection Agreement which provides that if Mr. Chorman terminates his employment for "good reason" on account of a change in control of the Company or Mr. Chorman's employment is terminated by the Company without "cause" on account of a change in control (as defined) of the Company, the Company will be required to pay Mr. Chorman, in addition to any amounts earned but not yet paid to him, an amount equal to three times the sum of his then current annual base salary and Annual Target Bonus. The Change in Control Protection Agreement also provides that if any payment or distribution to or for the benefit of Mr. Chorman would be subject to an excise tax under Section 4999 of the

Internal Revenue Code or any similar state or local taxes, then Mr. Chorman will be entitled to receive a gross-up payment in respect of such taxes.

     K. Douglas Ralph

     On January 26, 2004, the Company executed an amended and restated employment agreement with K. Douglas Ralph, the Executive Vice President and Chief Financial Officer of the Company, which provides for an initial employment term of one year commencing on January 26, 2004 and is automatically renewable for additional one-year terms, commencing on January 26, 2005, unless notice of intent not to extend the term of the agreement is given by either party. Under the amended and restated employment agreement, Mr. Ralph will receive a salary of at least $310,000 per year, with such salary being reviewed annually by the Compensation Committee of the Board of Directors. Mr. Ralph is also eligible to earn an annual target bonus of up to 50% of his annual base salary; the actual amount of the bonus is to be based on the attainment of certain performance targets.

     The amended and restated employment agreement provides that, at the discretion of the Compensation Committee, Mr. Ralph is eligible to participate in the Company's stock option program. On February 16, 2004, Mr. Ralph was granted an option to purchase 67,500 shares of the Company's Common Stock under the terms of the 2002 Stock Award Plan. The options have a term of six years, an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and vest pro ratably over three years. The agreement also provides that either party may terminate the agreement at any time. If the agreement is terminated by Mr. Ralph for "good reason" or by the Company without "cause," or on account of Mr. Ralph's death or disability, the Company will be required to pay Mr. Ralph, in addition to any amounts earned but not yet paid to him, two times the amount of his (i) then current annual base salary for a period of 24 months and (ii) Annual Target Bonus. Mr. Ralph would also be entitled to medical coverage under the Company's medical plans for a 12-month period commencing on the date of termination of employment.

     On January 26, 2004, the Company and Mr. Ralph entered into a Change in Control Protection Agreement which provides that if Mr. Ralph terminates his employment for "good reason" on account of a change in control (as defined) of the Company or Mr. Ralph's employment is terminated by the Company without "cause" on account of a change in control of the Company, the Company will be required to pay Mr. Ralph, in addition to any amounts earned but not yet paid to him, an amount equal to two times the sum of (i) his then current annual base salary and (ii) Annual Target Bonus. The Change in Control Protection Agreement also provides that if any payment or distribution to or for the benefit of Mr. Ralph would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Ralph will be entitled to receive a gross-up payment in respect of such taxes.

     Former Employees

     Marshall S. Cogan

     In connection with the resignation of Marshall S. Cogan effective as of February 10, 2004, the Company entered into a separation agreement (the "Cogan Separation Agreement"), which provides for the payment to Mr. Cogan of a lump sum payment of $405,000, as well as $1,000,000 to be paid over 24 months in equal bi-weekly installments, commencing in March 2004. In addition, Mr. Cogan retained his accrued benefits under the Company's non-qualified supplemental executive retirement plan. All other agreements and benefits, which Mr. Cogan would otherwise have been entitled to, were terminated by the Cogan Separation Agreement. The Cogan Separation Agreement prohibits Mr. Cogan from disclosing any confidential information of the Company. In addition, for a two-year period following the effective date of Mr. Cogan's resignation, Mr. Cogan may not become an officer, employee, partner, consultant and/or provide any services to a Competitive Operation (as defined). In addition, for a two-year period, Mr. Cogan is not permitted to solicit or attempt to entice away from the Company (including its affiliates or subsidiaries), or interfere with the relationship of the Company with, any employees, customers or clients of the Company, except as specifically permitted in the Cogan Separation Agreement. The Cogan Separation Agreement provides that Mr. Cogan, for a period of three years from February 10, 2004, unless specifically invited to by the Company, may not effect or seek, offer or propose to effect, or cause or participate in or in any way assist (including acting as a financing source) any other person to effect or seek, offer or propose to effect or participate in (i) any acquisition of any securities of any kind or class or assets of any affiliate of the

Company; (ii) any tender or exchange offer, merger or other business combination involving any affiliate of the Company; (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to any affiliate of the Company; or (iv) any solicitation of proxies or consents to vote any voting securities of any affiliate of the Company; (b) form, join or in any way participate in a "group" (as defined under the Exchange
Act); (c) take any action which might force any affiliate of the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or (d) enter into any discussions or arrangements with any third party with respect to any of the foregoing.

     Peter W. Johnson

     On August 20, 2002, consistent with the offer letter of December 3, 2001 under which he commenced employment, the Company executed an employment agreement with Peter W. Johnson, its former President and Chief Operating Officer. Mr. Johnson resigned as President and Chief Operating Officer effective October 31, 2002 and is no longer employed by the Company. Under the agreement, Mr. Johnson received a base salary of $375,000 per annum. Mr. Johnson was also eligible to earn an annual target bonus of up to 75% of his annual base salary; the actual amount of the bonus to be based on the attainment of certain performance targets.

     Under the agreement, in connection with his resignation, the Company is required to pay Mr. Johnson, in addition to any amounts earned but not yet paid to him, the amount of his annual base salary at the time of his resignation for a period of 24 months. Mr. Johnson is also entitled to medical coverage under the Company's medical plans during the 24-month period in which he is receiving severance payments. The agreement also provides that if any payment or distribution to or for the benefit of Mr. Johnson would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Johnson is entitled to receive a gross-up payment in respect of such taxes. The agreement prohibits Mr. Johnson from disclosing any confidential information of the Company. Additionally, the agreement provides that until October 30, 2004, Mr. Johnson may not provide services to any competitor of the Company or solicit or attempt to entice away from the Company, or interfere with the relationship of the Company with, any employees, customers or suppliers of the Company.

Option Grant Information

     The following table provides information on option grants during fiscal 2003 to the Named Executive Officers. There were no option exercises by Named Executive Officers during fiscal 2003.

             Foamex International Option Grants in Last Fiscal Year

                                Number of       % of Total
                                Securities     Options/SARs    Exercise
                                Underlying      Granted to     or Base
                               Options/SARs    Employees in     Price           Expiration           Grant Date
                               Granted (#)         Fiscal       ($/Sh)             Date          Present Value (1)
                               ------------    ------------    --------         ----------       -----------------
K. Douglas Ralph                  35,000            14.5%        $2.21           02/03/09            $48,332
K. Douglas Ralph                  35,000            14.5%        $2.21           02/03/13            $48,332

(1) Based on the Black-Scholes option price model. Assumptions included an expected life of three years, expected volatility of 99.92%, expected dividend yield of 0% and a risk-free interest rate of 2.03%.

Aggregate Option Values

     The following table sets forth, as of December 28, 2003, the number of options for the Company's Common Stock and the value of the unexercised options held by the Named Executive Officers.

                   Aggregate Fiscal Year End Option/SAR Values

                               Number of Securities Underlying
                                         Unexercised                       Value of Unexercised In-the-Money
                               Options/SARs at Fiscal Year End            Options/SARs at Fiscal Year End (1)
                             -----------------------------------          -----------------------------------
       Name                  Exercisable           Unexercisable          Exercisable          Unexercisable
-----------------            -----------           -------------          -----------          -------------
Thomas E. Chorman               88,334                591,666                 $84,668            $706,832
John V. Tunney                  71,000                184,000                 $     -            $151,500
K. Douglas Ralph                     -                137,500                 $     -            $276,675
Paul A. Haslanger                6,600                 97,900                 $    54            $163,486
Marshall S. Cogan              580,033                782,800                 $ 4,489            $610,326

(1) As of December 28, 2003, the market value of the Company's Common Stock was $5.15 per share.

Equity Compensation Plan Information

     The following table summarizes information about the Foamex International Inc. 1993 Stock Option Plan and the Foamex International Inc. 2002 Stock Award Plan for Directors, Executive Officers and Key Employees. This information is as of December 28, 2003.

                                                                 Number of        Weighted      Number of Securities
                                                               Securities to       Average      Available for Future
                                                               be Issued Upon     Exercise      Issuance Under Equity
                                                                Exercise of     Price of         Compensation Plans
                                                                Outstanding     Outstanding     (Excluding Securities
                 Plan  Category                                   Options         Options           Outstanding)
------------------------------------------------------         --------------   -----------     ---------------------
Equity compensation plans approved by stockholders                4,177,431        $6.11             1,399,959
Equity compensation plans not approved by stockholders                    -          N/A                     -
                                                                  ---------        -----             ---------
Total                                                             4,177,431        $6.11             1,399,959
                                                                  =========        =====             =========

Pension Plans

     The Foamex L.P. Pension Plan (the "Retirement Plan") is a defined benefit pension plan that is qualified under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and in which executive officers are eligible to participate. During 2001, the Board of Directors approved the implementation of a non-qualified supplemental executive retirement plan (the "SERP") for Mr. Cogan, certain other Named Executive Officers, as well as several other senior executive officers of the Company. The SERP provides retirement benefits that supplement the retirement benefits provided under the Retirement Plan. The SERP provides retirement benefits that the Retirement Plan is unable to provide due to Internal Revenue Code limitations on pensionable earnings and benefits.

     The following table illustrates estimated annual benefits payable under the combined provisions of the Retirement Plan and the SERP for various compensation levels and periods of credited service, assuming present compensation rates at all points in the past and until Normal Retirement Date, as defined, and a constant Social Security Wage Base ($87,900 in 2004). The pension benefit amount is expressed as a life annuity with certain benefits continuing to the spouse, if applicable.

                               Pension Plans Table
                            Years of Credited Service

                    10         15          20          25          30
                 --------   --------     --------    --------    --------
$200,000         $ 30,605   $ 45,908     $ 61,210    $ 76,513    $ 91,815
$300,000           48,105     72,158       96,210     120,263     144,315
$400,000           65,605     98,408      131,210     164,013     196,815
$500,000           83,105    124,658      166,210     207,763     249,315
$600,000          100,605    150,908      201,210     251,513     301,815
$700,000          118,105    177,158      236,210     295,263     354,315
$800,000          135,605    203,408      271,210     339,013     406,815
$900,000          153,105    229,658      306,210     382,763     459,315
$1,000,000        170,605    255,908      341,210     426,513     511,815
$1,100,000        188,105    282,158      376,210     470,263     564,315
$1,200,000        205,605    308,408      411,210     514,013     616,815

     The Retirement Plan and SERP are career pay plans. The Retirement Plan formula is 1.25% of annual compensation up to the Social Security Wage Base and 1.75% of annual compensation in excess of the Social Security Wage Base, subject to a 2004 annual compensation limit of $205,000 (as adjusted to reflect cost of living increases). The SERP formula is the same as the Retirement Plan, but includes annual compensation, including bonuses, above the 2004 annual compensation limit of $205,000. Prior to September 1, 1994, the Retirement Plan was a final average pay plan, with retirement benefits based upon earnings for the five consecutive years within the last ten years, which yielded the highest average yearly salary ("Final Average Compensation"). Annual benefit calculations under the Retirement Plan for service prior to June 1, 1994, will be the years of credited service multiplied by the sum of 2.0% of Final Average Compensation and 0.4% of Final Average Compensation in excess of the average of the Social Security Wage Bases over the 35 year period ending with the year an employee reaches age 65 (such 35 year average referred to herein as the "Covered Compensation"). For service subsequent to May 31, 1994, but before September 1, 1994, annual benefit calculations will be the years of credited service multiplied by the sum of 1.1% of Final Average Compensation and 0.4% of Final Average Compensation in excess of Covered Compensation. The actuarially determined cost of providing benefits under the Retirement Plan is provided by the Company. The participants are neither required nor permitted to make contributions.

     The estimated annual benefits under the Retirement Plan and SERP payable on retirement at normal retirement age, or immediately if the individual has reached normal retirement age, for each of the Named Executive Officers in the Summary Compensation Table and that were employees at April 15, 2004 are as follows: Mr. Chorman $302,432; Mr. Tunney $12,133; Mr. Ralph $141,882; and Mr. Haslanger, $149,089. These amounts assume the employees continue their employment with the Company at present salary and estimated annual bonuses until normal retirement age. The Named Executive Officers in the Summary Compensation Table who were employees at April 15, 2004 were credited with years of service under the Retirement Plan as of December 28, 2003 as follows: Mr. Chorman, 2.33 years; Mr. Tunney, 2.33 years; Mr. Ralph, .92 years; and Mr. Haslanger, 34.58 years.

IRS Limitations

     Under the Internal Revenue Code, a participant's compensation in excess of $205,000 (as adjusted to reflect cost of living increases) is disregarded for purposes of determining pension benefits. Benefits accrued for plan years prior to 1994 on the basis of certain compensation in excess of the annual compensation limit are preserved. In addition, as required by law, the maximum annual pension payable to a participant under a qualified pension plan in 2003 was $160,000, in the form of a qualified joint and survivor annuity, although certain benefits are not subject to such limitation. Such limits have been included in the calculation of estimated annual benefit amounts listed above for each of the Named Executive Officers. In 2001, the Company adopted the SERP described above which is a non-qualified defined benefit plan designated to provide payments in excess of limits imposed by the Internal Revenue Service.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings. In addition, the following Report of the Compensation Committee on Executive Compensation and the Performance Graph shall not be deemed to be filed under either the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act").


                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee's responsibilities include establishing the Company's policies governing the compensation of executive officers and other key employees of the Company. The Compensation Committee approves all elements of compensation for executive officers and certain other key employees of the Company.

     Executive Compensation The Company's compensation program consists of base salary, incentive programs, stock options and employee benefits. The goal of the Company's compensation program is to motivate and reward its executive officers and other key employees to improve long-term stockholder value and to attract and retain the highest quality executive and key employee talent available. The Company's executive compensation program is designed to align executive compensation practices with increasing the value of the Company's Common Stock and to foster adherence to, and promotion of, the Company's business mission, values, strategic goals and annual objectives. The compensation levels for certain Named Executive Officers of the Company are determined pursuant to the terms of their respective employment agreements. See "Compensation of Executive Officers". The compensation levels for the other Named Executive Officers were determined pursuant to the criteria set forth below.

     The Compensation Committee annually reviews salary increases for the current year and incentive payments to be made in connection with the previous year's performance. The Compensation Committee will consider an executive's scope of responsibilities, level of experience, individual performance and attainment of pre-established goals as well as the Company's business plan and general economic factors. In making its decisions, and to maintain the desired levels of competitiveness and congruity with the Company's long-term performance goals, the Compensation Committee will receive input from the Company's senior management and, as appropriate, its outside compensation consultant, Mercer Human Resource Consulting.

     Base Salary The salary levels for executive officers and key employees are determined by such officer's or key employee's level of job responsibility and experience, job performance and attainment of pre-established goals. Additional consideration is given to salaries for a comparable position within the industry and the Company's ability to pay.

     Bonus The Foamex International Inc. Salaried Employee Incentive Bonus Plan (the "Bonus Plan") is administered by the Compensation Committee and provides for performance based bonuses for executives who are "covered employees" under
Section 162(m) of the Internal Revenue Code and for other key employees who are selected by the Compensation Committee for participation in the Bonus Plan. In addition, the Compensation Committee may award discretionary bonuses outside the Bonus Plan to executive officers who are "covered employees" under Section 162(m) and to other key employees of the Company.

     Under the Bonus Plan, the Compensation Committee determines specific annual "performance goals" that are applicable to each covered employee and key employee who is eligible to participate in the Bonus Plan. For 2003, the performance goals were based on the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") and the amount of the Company's net debt reduction.

     The Compensation Committee determined that the performance goals it had established for 2003 had not been achieved. Consequently, no bonuses were paid under the Bonus Plan for 2003.

     After considering the significant effort related to the improvement in the Company's operating performance as compared to the second half of 2002, the Compensation Committee decided to pay discretionary bonuses to certain key employees who had made significant contributions to the success of this turnaround. These special bonuses were paid in February 2004 to 27 employees in recognition of their effort.

     Options The Compensation Committee believes that the interests of senior management must be closely aligned with those of the stockholders. Long-term incentives in the form of stock options provide a vehicle to reward executive officers and other key employees only if there is an increase in stockholder value. Stock options are granted on a discretionary basis within a guideline range that takes into account the position and responsibilities of executive officers and key employees of the Company whose contributions and skills are important to the long- term success of the Company. Stock options to purchase Common Stock, with a maximum term of ten years, providing long-term incentives may be granted to executive officers or key employees of the Company.

     In 2003, the Compensation Committee granted 241,750 options to purchase Common Stock to executive officers and key employees of the Company pursuant to the 1993 Stock Option Plan and the Foamex International Inc. 2002 Stock Award Plan. Options granted in 2003 included (i) 141,750 options with a three-year pro-rata vesting period and a six-year term, and (ii) 40,000 options with five year cliff vesting and acceleration features, and (iii) 60,000 options with a five-year pro-rata vesting period and a ten-year term.

     Chief Executive Officer Mr. Chorman received a base salary of $600,000 in 2003 pursuant to the terms of his employment agreement and a bonus of $360,000 is payable in connection with the discretionary bonus described above. For more information, see "Compensation of Executive Officers - Employment Agreements." Mr. Chorman's agreement was amended in January 2004 and his compensation increased to a base salary of $700,000 and a bonus of up to 100% of his annual base salary based on the attainment of certain targets. In determining compensation levels for the Chief Executive Officer, the Compensation Committee considers an extensive range of comparative compensation data from other companies. This data was gathered and presented to the Compensation Committee by outside compensation consultants. The Compensation Committee also considered the contribution of the Chief Executive Officer in connection with (i) the improvement in the Company's operating performance as compared to the second half of 2002 and (ii) the restructuring of the Company's debt structure in August 2003.

     Policy Regarding Qualifying Compensation Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the tax-deductible remuneration paid to the chief executive officer and the four other most highly compensated executive officers of a publicly-held corporation, unless the compensation paid to such officers qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Code. The Compensation Committee believes that it is generally in the Company's best interests to attempt to structure compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the definition of "performance-based compensation" under Section 162(m) of the Code. However, the Compensation Committee has expressly reserved the authority to award non-deductible compensation if it determines that awarding such compensation is in the best interests of the Company and its stockholders.

     COMPENSATION COMMITTEE

     Luis J. Echarte, Chair
     Robert J. Hay
     Raul Valdes-Fauli

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised entirely of non-employee directors. The Company is not aware of any executive officers of the Company who have served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors and/or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of material transactions between the Company and our affiliates entered into or continuing since January 1, 2003. Payments to affiliates by Foamex L.P., the Company's principal operating subsidiary, and its subsidiaries in connection with any of these transactions are governed by the provisions of the indentures for Foamex L.P.'s public debt securities, which generally provide that these transactions be on terms comparable to those generally available in equivalent transactions with third parties.

Foamex Credit Facility Agent Bank

     The Bank of Nova Scotia was an agent and lender under Foamex L.P.'s former senior secured credit facilities and acted as fixed rate payor and syndicated risk participations in certain interest rate swap transactions entered into and unwound by the Company in 2002. The Bank of Nova Scotia is an affiliate of Scotia Capital (USA) Inc., an initial purchaser of Foamex L.P.'s 10 3/4% Senior Secured Notes due 2009 that were issued on March 25, 2002. The Bank of Nova Scotia and/or its affiliates received customary compensation for their services. As of April 15, 2004, The Bank of Nova Scotia and its affiliates beneficially owned 5,750,426 of the outstanding shares of the Company's Common Stock, and all 15,000 outstanding shares of the Company's Series B Preferred Stock (convertible into an additional 1,500,000 shares of Common Stock) that were transferred to The Bank of Nova Scotia or its affiliates in connection with the bankruptcy of Trace International Holdings, Inc.

Consulting Services - Mr. Mabus

     Under a consulting agreement, dated August 8, 2002, between the Company and Raymond E. Mabus, Jr., Mr. Mabus performs consulting services to the Company, in connection with potential strategic business opportunities in Asia and the Pacific Rim. The consulting agreement is for an initial three-year term and is renewable automatically for successive one year terms. Under the consulting agreement, Mr. Mabus is paid $150,000 per year, payable in monthly installments, in addition to reimbursement for expenses incurred in connection with providing the consulting services.

Consulting Services - Mr. Hay

     Under a consulting agreement, dated April 24, 2001, between the Company and Robert J. Hay, Mr. Hay performs consulting services and advises on business and manufacturing initiatives for the Company's joint venture in Asia. The consulting agreement was for an initial two-year term and is renewable automatically for successive one-year terms. Under the consulting agreement, Mr. Hay receives a fee of $5,000 per month in addition to reimbursement for expenses incurred in connection with providing the consulting services. In addition, Mr. Hay received $32,924 during 2003 from Foamex Asia as compensation for certain services provided to Foamex Asia.

Foamex Asia - Mr. Tunney

     Concurrent with certain modifications to the ownership structure and corporate governance of the Company's equity interest in Foamex Asia during 2001, Mr. Tunney received a $200,000 loan from Foamex Asia. The loan was evidenced by a 20-year non-recourse promissory note bearing interest at 4% per annum, secured by Mr. Tunney's 5% interest in the value of the Company's equity interest in Foamex Asia (the "Executive Right"). The Company has guaranteed Mr. Tunney's obligation to Foamex Asia.

     On December 18, 2003, the Board of Directors approved the terms of an agreement with Mr. Tunney setting forth the circumstances under which Mr. Tunney would be entitled to receive payments in cash or property in settlement of all or a portion of the Executive Right. These include (i) the sale of all or part of the Company's interest in Foamex Asia, (ii) the creation of a public market for the equity of Foamex Asia, (iii) the purchase by the Company of additional equity in Foamex Asia currently owned by other existing holders and (iv) certain "change of control" events. The agreement contains other terms and conditions relating to the Executive Right, and requires that any amount payable to Mr. Tunney in respect thereof, net of applicable taxes, shall be applied to repay the promissory note referred to above.

Technology Sharing Arrangements

     In December 1992, Foamex L.P., Recticel s.a., an indirect stockholder of the Company, and Beamech Group Limited ("Beamech"), an unaffiliated third party, formed a Swiss corporation, Prefoam AG, to develop new manufacturing technology for the production of polyurethane foam. Each of Foamex L.P., Recticel s.a. and Beamech contributed or caused to be contributed to such corporation a combination of cash and technology valued at $1.5 million, $3.0 million and $1.5 million, respectively, for a 25%, 50% and 25% interest, respectively, in the corporation. Foamex L.P., Recticel s.a. and their affiliates have been granted a royalty-free license to use certain technology, and it is expected that the corporation will license the use of such technology to other foam producers in exchange for royalty payments. Foamex L.P. and Recticel s.a. have exchanged know-how, trade secrets, engineering and other data, designs, specifications, chemical formulations, technical information and drawings which are necessary or useful for the manufacturing, use or sale of foam products. The Company anticipates that Foamex L.P. will continue to do so in the future.

                                  PROPOSAL TWO
   AMENDMENT TO THE 2002 STOCK AWARD PLAN TO INCREASE THE NUMBER OF SHARES OF
            COMMON STOCK AUTHORIZED RESERVED FOR ISSUANCE THEREUNDER

     Background. The 2002 Stock Award Plan was adopted by the Board of Directors on April 25, 2002 and approved by the Company's stockholders on June 5, 2002. A total of 2,100,000 shares of Common Stock have been reserved for issuance under the 2002 Stock Award Plan of which 500,000 of such shares are available for Awards of Restricted Stock, Phantom Stock Units, Performance Stock Units and Stock Services as such terms are defined in the 2002 Stock Award Plan. On April 19, 2004, the Board of Directors approved an amendment to increase the number of shares reserved for issuance under the 2002 Stock Award Plan by an additional 2,500,000 shares, subject to approval of the Company's stockholders at the Annual Meeting. The request to increase the number of shares authorized under the 2002 Stock Award Plan at the Annual Meeting is in response to depletion of the 2002 Stock Award Plan's authorized shares.

     Description of Proposal Two. Proposal Two, which has been recommended by the Board for stockholder consideration, asks stockholders to approve an increase in the number of shares authorized for issuance under the terms of the 2002 Stock Award Plan by an additional 2,500,000 shares. Currently, the maximum number of shares that can be issued under the 2002 Stock Award Plan is 2,100,000. As of April 15, 2004, options to purchase 1,316,466 of such shares were issued and outstanding. If a majority of the shares are voted FOR the proposal, the Company will be authorized to increase the number of shares it may issue to employees under the 2002 Stock Award Plan by an additional 2,500,000 shares. If a majority of the shares are voted AGAINST the proposal, the Company will soon no longer be able to offer stock awards to its employees because the 2002 Stock Award Plan has a limit of only 2,100,000 authorized shares available for issuance. Plans in the nature of the 2002 Stock Award Plan are a key component of the overall compensation package offered by the Company to recruit and retain quality employees.

     Awards under the 2002 Stock Award Plan are determined by the Compensation Committee. Therefore, future awards to our executive officers cannot be calculated at this time. Because our executive officers are eligible to receive awards under the 2002 Stock Aware Plan, our executive officers have an interest in Proposal Two.

     The Board of Directors unanimously recommends a vote "FOR" approval of Proposal Two.

             TEXT OF PROPOSED AMENDMENT TO THE 2002 STOCK AWARD PLAN

     Section 5. of the 2002 Stock Award Plan shall be deleted in its entirety and replaced with the following:


     5. Grant of Awards; Shares Subject to the Plan

     (a) The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units, Performance Share Units and/or Stock Bonuses to one or more Eligible Persons; provided, however, that: (a) Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be made under the Plan is 4,600,000 shares; provided, however, that only 500,000 of such shares shall be available for Awards of Restricted Stock, Phantom Stock Units, Performance Share Units and Stock Bonuses;

          SUMMARY OF THE 2002 STOCK AWARD PLAN, AS AMENDED AND RESTATED

     Purpose. The purpose of the 2002 Stock Award Plan is to provide a means through which the Company and its affiliates may attract capable persons to enter and remain in the employ of the Company and affiliates and to provide a means whereby employees, directors and consultants of the Company and its affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and its affiliates and promoting an identity of interest between stockholders and these employees. The number of persons expected to participate is approximately 100.

     Administration. The 2002 Stock Award Plan will be administered by the Compensation Committee of the Board of Directors. It is intended, but not required, that the directors appointed to serve on the Compensation Committee shall be "Non-Employee Directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and "Outside Directors" within the meaning of Section 162(m) of the Code, to the extent Rule 16b-3 and Section 162(m) are applicable; however, the fact that a Compensation Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award which is otherwise validly made under the 2002 Stock Award Plan. The members of the Compensation Committee may be changed at any time and from time to time in the discretion of the Board of Directors of the Company. Subject to the terms of the 2002 Stock Award Plan, the Compensation Committee shall have authority to grant awards, to determine the number of shares for which each award shall be granted and to determine any terms and conditions pertaining to the exercise or to the vesting of each award; provided, however, that the Compensation Committee may, in its sole discretion, accelerate the vesting of any award granted under the 2002 Stock Award Plan. The Compensation Committee shall have full power to construe and interpret the 2002 Stock Award Plan and any award agreement executed pursuant to the 2002 Stock Award Plan and to establish, amend, suspend or waive any rules for the proper administration of the 2002 Stock Award Plan. The determination of the Compensation Committee on all matters relating to the 2002 Stock Award Plan or any award agreement shall be conclusive.

     Eligibility. Any officer, employee, director or consultant of the Company or any of its subsidiaries or affiliates shall be eligible to be designated a participant under the 2002 Stock Award Plan. The Compensation Committee has the sole and complete authority to determine the participants to whom awards shall be granted under the 2002 Stock Award Plan. Subject to certain exceptions described below.

     Number of Shares Authorized. A maximum of 4,600,000 aggregate shares are available for granting awards under the 2002 Stock Award Plan; provided, however, that only 500,000 of such shares shall be available for awards of performance share units, restricted stock, phantom share units and stock bonuses. In no event may the aggregate number of shares with respect to which options and SARs are granted under the 2002 Stock Award Plan to any individual exceed 750,000 in any one calendar year. The number of shares with respect to performance share units, restricted stock, phantom share units and stock bonuses may be granted to any individual under the 2002 Stock Award Plan is limited to 200,000 shares in any one calendar year. As described more fully in the 2002 Stock Award Plan, if an award expires or terminates for any reason prior to the holder of such award receiving any economic benefit therefrom, the number of shares previously subject to but not delivered under such award shall be available to be awarded thereafter. As of the Record Date, the closing price of one share of Common Stock was $3.63.

     If the Compensation Committee determines that certain corporate transactions or events (as described in the 2002 Stock Award Plan), such as a stock split, affect the shares such that an adjustment is determined by the Compensation Committee in its discretion to be consistent with such event and necessary or equitable to carry out the purposes of the 2002 Stock Award Plan, the 2002 Stock Award Plan provides the Compensation Committee with the discretion to appropriately adjust (a) the maximum number of shares and the classes or series of Common Stock which may be delivered pursuant to the 2002 Stock Award Plan, (b) the number of shares and the classes or series of Common Stock subject to outstanding awards, (c) the price per share of all Common Stock subject to outstanding award, and (d) any other provisions of the 2002 Stock Award Plan, provided, however, that (i) any adjustments made in accordance with clauses (b) and (c) shall make any such outstanding award as nearly as practicable, equivalent to such award immediately prior to such change and (ii) no such adjustment shall give any participant any additional benefits under any outstanding award. In addition, upon the occurrence of certain corporate events or transactions (as described in the 2002 Stock Plan), such as a merger, consolidation, or reorganization, the Compensation Committee may, in its discretion and upon at least 10 days prior notice to the participants, cancel all outstanding awards and pay the holders thereof the value of such awards in a form and an amount equal to what they would have received or been entitled to receive had they exercised all such awards immediately prior to the consummation of such corporate event or transaction.

     Terms and Conditions of Awards. Under the 2002 Stock Award Plan, the Compensation Committee may grant awards of nonqualified stock options ("NSOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), performance shares units, restricted stock awards, phantom stock units, stock bonus awards, or any combination of the foregoing.

     Options. An option granted under the 2002 Stock Award Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares at the price specified in the award agreement. Options granted under the 2002 Stock Award Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, not inconsistent with the 2002 Stock Award Plan, as may be determined by the Compensation Committee and specified in the applicable award agreement or thereafter. The maximum term of an option granted under the 2002 Stock Award Plan shall be 10 years from the date of grant (or five years in the case of an ISO granted to a 10% stockholder).

     The price per share of Common Stock paid by the participant shall be determined by the Compensation Committee at the time of grant but shall not be less than 100 percent of the fair market value of one share on the date the option is granted (or no less than 110% of such fair market value in the case of an ISO granted to an employee who is a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, except that the Compensation Committee may, in its discretion, allow such payment to be made by surrender of unrestricted shares (at their fair market value on the date of exercise) which have been held by the participant for at least six months, have been purchased on the open market, through a broker-assisted cashless exercise mechanism or by such other method as the Compensation Committee may determine. The Compensation Committee may also establish rules permitting the deferral of shares upon the exercise of options for tax planning purposes.

     SARs. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of the foregoing, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2002 Stock Award Plan may include SARs, either on the date of grant or, except in the case of an ISO, by subsequent amendment. The Compensation Committee may also award SARs to a participant independent of the grant of an option. SARs granted in connection with an option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding option. If SARs are granted independent of an option, the SARs shall become exercisable, transferable and expire in accordance with the vesting schedule, transferability rules and the expiration provisions established by the Compensation Committee and reflected in the award agreement.

     Performance Share Unit Awards. The Compensation Committee is authorized to establish a performance share program to be effective over a designated period of time (an "award period") to be determined by the Compensation Committee in its discretion. At the beginning of each award period the Compensation Committee shall establish performance goals for the award period. The Compensation Committee shall also determine the participants who shall be eligible to receive an award of performance share units and the number of performance share units each participant is eligible to receive. At the completion of the award period, or at other times as specified by the Compensation Committee, the Compensation Committee shall determine the number of shares earned with respect to each participant's performance share unit award by multiplying the number of performance share units granted to the participant by the performance factor representing the decree of attainment of the performance goals. Performance share unit awards shall be payable in the form of shares, provided that the Compensation Committee may, in its discretion, provide for payment in the form of cash if requested by a participant. During an award period, the Compensation Committee may equitably adjust the performance goals to reflect extraordinary or non-recurring corporate events, or any significant changes in the accounting rules, tax laws or other laws or regulations that affect the calculation of the performance goals. With respect to an award of performance share units that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Compensation Committee in a manner designed to preserve the treatment of such awards as "performance-based compensation" for purposes of Section 162(m) of the Code.

     Restricted Stock. An award of restricted stock is a grant of shares at price determined by the Compensation Committee, which may be zero. The grant or the vesting of an award of restricted stock may be conditioned upon service to the Company or its affiliates or the attainment of performance goals or other factors, as determined in the discretion of the Compensation Committee. The Compensation Committee may, in its discretion, provide for the lapse of restrictions imposed upon an award of restricted stock. Holders of an award of restricted stock will have, with respect to the restricted stock granted, all of the rights of a stockholder of the Company, including the right to vote and to receive dividends. With respect to an award of restricted stock which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Compensation Committee in a manner designed to preserve the treatment of such award as "performance-based compensation" for purposes of
Section 162(m) of the Code.

     Phantom Stock Units. The Compensation Committee is authorized to award phantom stock units to participants. The Compensation Committee shall establish the terms, conditions and restrictions applicable to each award of phantom stock units, including the time or times at which phantom stock units shall be granted or vested and number of units to be covered by each award. The terms and conditions of each phantom stock award shall be reflected in a phantom stock unit agreement. Each phantom stock unit (representing one share) awarded to a participant shall be credited with an amount equal to the cash dividends paid by the Company in respect of one share ("dividend equivalents"). At the discretion of the Compensation Committee, dividend equivalents may either be paid currently to the participant or withheld by the Company for the participant's account and interest shall be credited on such dividend equivalents withheld at rate to be determined by the Compensation Committee. Upon expiration of the vesting period with respect to any phantom stock units covered by a phantom stock award the Company shall deliver to the participant or his beneficiary one share for each phantom stock unit with respect to which the vesting period has expired and cash equal to the dividend equivalents credited to such phantom stock unit and any interest accrued thereon; provided, however, if the phantom stock unit award agreement so provides, the Compensation Committee may, in its discretion, elect settle an award in the form of cash, shares or any combination of the foregoing. With respect to an award of phantom stock units which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals shall be implemented by the Compensation Committee in a manner designed to preserve the treatment such of award as "performance-based compensation" for purposes of Section 162(m) of the Code.

     Stock Bonus Awards. The Compensation Committee may, in its discretion, grant an award of unrestricted shares, either alone or in tandem with other awards, under such terms and conditions as the Compensation Committee in its sole discretion may decide. A stock bonus award shall be granted as, or in payment of, a bonus, or to provide special incentives or recognize special achievements or contributions.

     Performance Criteria. The Compensation Committee may, in its discretion, condition the vesting of any award granted under the 2002 Stock Award Plan on the satisfaction of certain performance goals. To the extent an award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the performance goals shall be established by the Compensation
Committee with reference to one or more of the following, either on a Company-wide basis or, as relevant, in respect of one or more affiliates, divisions or operations of the Company: (i) market value, (ii) book value, (iii) earnings per share, (iv) market share, (v) operating profit, (vi) net income,
(vii) cash flow, (viii) return on capital, (ix) return on assets, (x) return on equity, (xi) margins, (xii) shareholder return, (xiii) sales or product volume growth, (xiv) productivity improvement, (xv)
costs or expenses, (xvi) net debt reduction, (xvii) earnings before depreciation, amortization, interest and taxes, (xviii) unit volume, (xix) net sales, or (xx) balance sheet measurements.

     Effective of Termination of Employment or Service. With respect to options, unless the applicable award agreement provides otherwise, if prior to the end of the term of the option, the participant undergoes a "normal termination" (as defined in the 2002 Stock Award Plan), the option shall expire on the earlier of the last day of the option term or the date that is three months after the date of such normal termination. If a participant's employment or service with the Company and its affiliates terminates on account of death or "disability" (as defined in the 2002 Stock Award Plan), the option shall expire on the earlier of the last day of the term or the date that is 12 months after the date of such termination. If a participant ceases employment or service with the Company and its affiliates for reasons other than normal termination, death or disability, the option shall expire immediately upon such cessation of employment or service. With respect to an award of restricted stock or phantom stock units, unless the applicable award agreement provides otherwise, in the event a participant terminates his employment with or service to the Company and its affiliates during a restricted period, that portion of the award with respect to which restrictions have not expired shall be completely forfeited.

     Transferability. Subject to the following paragraph, each award may be exercised during the participant's lifetime only by the participant or, if permissible under applicable law, by the participant's guardian or legal representative, and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of the 2002 Stock Award Plan.

     Notwithstanding the foregoing, the Compensation Committee may, in its discretion, provide that awards granted under the 2002 Stock Award Plan may be transferred by a participant without consideration to certain Permitted Transferees (as defined in the 2002 Stock Award Plan), pursuant to the terms of the 2002 Stock Award Plan and subject to such rules as the Compensation Committee may adopt to preserve the purposes of the 2002 Stock Award Plan.

     Amendment. The Board may amend, alter, suspend, discontinue, or terminate the 2002 Stock Award Plan or any portion thereof at any time; provided, that no such action may be taken without shareholder approval if such approval is necessary to comply with any regulatory requirement and provided, further, that no such action that would impair any rights under any previous award shall be effective without the consent of the person to whom such award was made. In addition, the Compensation Committee is authorized to amend the terms of any award granted under the 2002 Stock Award Plan, provided that the amendment would not impair the rights of any participant without his consent, and provided, further, that no amendment may (i) reduce the exercise price of an option, nor
(ii) cancel an existing option and replace it with a new option (with a lower exercise price) that would result in such option being considered "repriced" for purposes of the Company's proxy statement, or result in the option being accounted for under the variable method of accounting, without shareholder approval of such amendment.

                                 PROPOSAL THREE
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of KPMG LLP as independent accountants for the Company for 2004. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent accountants. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have the opportunity to make a statement if they so desire. Deloitte & Touche LLP was the Company's former independent accountants and representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

     The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of KPMG LLP as independent accountants.

     The Company paid the following fees to Deloitte & Touche LLP, the Company's former independent accountants for 2002 and 2003:

                                        2002                  2003
                                    -----------            ----------

      Audit Fees (a)                $ 4,106,000            $4,202,000

      Audit-Related Fees (b)          3,872,000                58,000

      Tax Fees *                        210,000                81,000

      All Other Fees (c)*             3,303,000             1,112,000
                                    -----------            ----------

      Total Fees                    $11,491,000            $5,453,000
                                    ===========            ==========

(a) Audit fees include the examination of the Company's financial statements as of and for the years ended December 29, 2002 and December 28, 2003 and the performance of quarterly reviews for 2002 and 2003. The 2002 amount has been adjusted from that previously reported for $142,000 that was invoiced by Deloitte & Touche LLP after the preparation of the proxy statement for the May 2003 meeting.

(b) Audit-related fees for 2002 include a portion of an audit of the Company's financial statements as of and for the nine month period ended September 30, 2001, audit procedures related to the Symphonex Inc. proposed initial public offering, assistance with certain regulatory filings including a Registration Statement on Form S-4 of Foamex L.P., audits of employee benefit plans and consultations on the application of GAAP. Audit related fees for 2003 consist principally of the audit of employee benefit plans.

(c)  All  other  fees in 2002  and  2003  includes  $2,639,000  and  $1,061,000, respectively, of financial information systems design and implementation fees.

* The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

     Pre-approval Policy. Pursuant to its Charter, which is included as Appendix B, the Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent accountants in order to assure that the provision of such services does not impair the auditor's independence.

     Annually, the independent accountants will present to the Audit Committee services expected to be performed by the independent accountants over the next 12 months. The Audit Committee will review and, as it deems appropriate, pre-approve those services. The services and estimated fees are to be presented to the Audit Committee for consideration in the following categories: Audit, Audit-Related, Tax and All Other (each as defined in Schedule 14A under the Exchange Act). For each service listed in those categories, the Audit Committee is to receive detailed documentation indicating the specific services to be provided. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will review on at least a quarterly basis the services provided to date by the independent accountants and the fees incurred for those services. The Audit Committee may also revise the list of pre-approved services and related fees from time to time, based on subsequent determinations.

     The Audit Committee has delegated pre-approval authority to any of its members. Such member is to report pre-approval decisions to the Audit Committee at the Audit Committee's next scheduled meeting.

                        CHANGE IN INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors of the Company, upon completion of a formal proposal process among several firms, dismissed Deloitte & Touche LLP ("D&T") as independent public accountants effective as of March 26, 2004 and selected the accounting firm of KPMG LLP ("KPMG") as independent public accountants for Foamex International Inc., Foamex L.P. and Foamex Capital Corporation (together "Foamex").

     The reports of D&T on the consolidated financial statements of Foamex for the past two fiscal years ended December 28, 2003 and December 29, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a change in accounting principle, which was effective January 1, 2002, associated with the adoption of Statement of Financial Accounting Standards No. 142.

     In connection with the audits of Foamex's consolidated financial statements for each of the two fiscal years ended December 28, 2003 and December 29, 2002 and in the subsequent interim period from December 29, 2003 through and including March 26, 2004, there were no disagreements between Foamex and D&T on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which disagreements if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in their reports on the consolidated financial statements for such years.

     During the two fiscal years ended December 28, 2003 and December 29, 2002 and the subsequent interim period from December 28, 2003 to March 26, 2004, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as follows. In connection with their audit of Foamex's December 29, 2002 consolidated financial statements, D&T communicated certain matters to Foamex involving internal controls that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. A reportable condition is an internal control weakness that represents a significant deficiency in the design or operation of internal control which could adversely affect an organization's ability to record, process, summarize and report financial data consistent with management's assertions in the financial statements. These reportable conditions, which were included by D&T in a report to Foamex's Audit Committee dated March 18, 2003 concerned matters relating to: (1) the integration of Foamex's information technology systems; (2) the design and operation of access and security controls of Foamex's information technology systems; (3) the development of a formal process to review and approve journal entries; (4) communication and financial reporting oversight with international subsidiaries and affiliates; and (5) inventory procedures, processes and systems, including both performance and review. In a report to the Audit Committee dated March 9, 2004, D&T communicated reportable conditions similar to (1), (2) and (5) above and also included a reportable condition concerning controls related to the preparation of Foamex's quarterly financial reports. The reportable conditions noted as (3) and (4) above were not repeated in the March 9, 2004 report. Foamex has authorized D&T to respond fully to the inquiries of KPMG concerning the subject matter of the reportable events described above.

     Management and the Audit Committee are in the process of remediating the reportable conditions included in D&T's March 9, 2004 report. Foamex began implementation of a new enterprise-wide information technology system in early 2003 and has initiated other actions in order to integrate and improve its information systems. Foamex has addressed a number of the information technology security issues identified and has developed a plan to address the remainder of the matters. During 2003 Foamex implemented certain improved inventory procedures and processes at each of its facilities and is taking appropriate actions to ensure effectiveness. Foamex has strengthened and continues to address the controls over the preparation of its quarterly financial reports.

     Foamex has not consulted with KPMG during the last two fiscal years ended December 28, 2003 and December 29, 2002 or during the subsequent interim period from December 29, 2003 through and including March 26, 2004, on either the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on Foamex's consolidated financial statements, or any of the reportable events described above.

                          SHARE INVESTMENT PERFORMANCE

     The following graph compares the cumulative total stockholder returns on the Common Stock based on an investment of $100 on December 31, 1998, after the close of the market on (i) December 31, 1999; (ii) December 31, 2000; (iii) December 31, 2001; (iv) December 31, 2002; and (v) December 31, 2003, against the Standard & Poor's Index ("S&P 500") and an industry peer group consisting of the following companies: Armstrong Holdings, Inc., Leggett & Platt, Inc. and Sealed Air Corporation.

[Date below represents a line graph in the printed document]

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG FOAMEX INTERNATIONAL INC., THE S&P 500 INDEX
                                AND A PEER GROUP

                                         Weighted Cumulative Total Return*
                                -----------------------------------------------------
                                12/98     12/99     12/00    12/01    12/02     12/03

FOAMEX INTERNATIONAL INC.       100.00     67.18     43.43    65.45    25.54     40.40
PEER GROUP                      100.00    121.04    110.02    96.95    75.52     97.18
S&P 500                         100.00     90.86     59.30    76.24    72.12     85.52

* $100 invested on 12/31/98 in stock or index-including investment of dividends. Fiscal year ending December 31.


       FILINGS UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes of ownership with the SEC and the NASDAQ National Market System, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and greater than 10% beneficial owners, the Company believes that all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% owners were complied with, except for a Form 4 filed by Raymond E. Mabus, Jr. on June 10, 2003, which was inadvertantly filed one day after the applicable deadline.

                         STOCKHOLDER PROPOSALS FOR 2005

     Any proposals intended to be presented to stockholders at the Company's 2005 Annual Meeting of Stockholders must be received by the Company for inclusion in the Proxy Statement for such Annual Meeting by December 28, 2004. Such proposals must also meet other requirements of the rules of the SEC relating to stockholders' proposals and the requirements set forth in the Company's By-Laws.

     Pursuant to the By-Laws, stockholders proposing business, including nominees to the Board of Directors, to be brought before the Annual Meeting must deliver written notice thereof to the Secretary of the Company not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the annual meeting. The stockholder's notice must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the stockholder making the proposal, and any material interest of the stockholder in the business. The stockholder is also required to furnish a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business.

                                 OTHER BUSINESS

     It is not anticipated that there will be presented to the Annual Meeting any business other than the election of directors and the proposals described herein, and the Board of Directors was not aware, a reasonable time before this solicitation of proxies, of any other matters which might properly be presented for action at the meeting. If any other business should come before the Annual Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote all proxies in accordance with their best judgment.

     Proxies in the form enclosed are solicited by or on behalf of the Board of Directors. The cost of this solicitation will be borne by the Company. In addition to the solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally, or by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodian, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses in forwarding soliciting materials, which are not expected to exceed $5,000. The Company has agreed to engage Mellon Investor Services LLC for $6,500 plus expenses, to assist in soliciting proxies.

     It is important the proxies be returned promptly. Therefore, stockholders are urged to sign, date and return the enclosed proxy card in the accompanying stamped and addressed envelope, or vote by telephone or the Internet, according the instructions on the enclosed proxy card.

                                              By Order of the Board of Directors


                                              /s/ Gregory J. Christian

                                              Gregory J. Christian
                                              April 26, 2004

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act or the Exchange Act, that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings. In addition, the following Audit Committee report shall not be deemed to be filed under either the Exchange Act or the Securities Act.

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for oversight of the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for preparing the Company's consolidated financial statements in accordance with generally accepted accounting principles and establishing and maintaining the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. A copy of the revised Audit Committee Charter, recently adopted by the Company's Board of Directors, is attached as Appendix B.

     In this context, the Audit Committee has reviewed and discussed with management and its independent accountants the Company's audited financial statements for the years ended December 28, 2003, December 29, 2002 and December 31, 2001. The Audit Committee had 6 meetings during fiscal 2003. The Audit Committee has discussed with the Company's internal and independent accountants, with and without management present, their evaluations of the Company's internal accounting controls and the quality of financial reporting and their recommendations regarding same. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements of Accounting Standards, AU Sec. 380, as amended by Statement of Auditing Standards No. 90). In addition, the Audit Committee has received from the independent accountants the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent accountants their independence from the Company and its management, including the matters in those written disclosures.

     Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements for the three years ended December 28, 2003 be included in the Company's Annual Report on Form 10-K for the year ended December 28, 2003, for filing with the Securities and Exchange Commission.

     MEMBERS OF THE AUDIT COMMITTEE

     S. Dennis N. Belcher, Chair
     Luis J. Echarte
     Henry Tang

                                   APPENDIX B

                            FOAMEX INTERNATIONAL INC.

               AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE



I.   Purpose and Power

     The Audit Committee (the "Committee") of Foamex International Inc. (the "Company") has been established by the Board of Directors (the "Board") to assist the Board in discharging and performing its duties and responsibilities with respect to the financial affairs of the Company and its subsidiaries, affiliates and related parties (collectively, the "Group"), including the exercise of oversight with respect to:

     o The identification, assessment and management of financial risks and uncertainties.

     o    The continuous improvement in financial systems.

     o    The integrity of financial statements and financial disclosures.

     o    The compliance with legal and regulatory requirements.

     o The qualifications, independence and performance of the independent accountants.

     o The capabilities, resources and performance of the internal audit department.

     o The full and open communication with and among the independent accountants, management, counsel, employees, the Committee and the Board.

     The Committee has the right to exercise any and all power and authority of the Board with respect to matters within the scope of this Charter, subject to the ultimate power and authority of the Board.

     The Committee has the authority to conduct any and all investigations necessary or appropriate, to contact directly the independent accountants and other employees and advisors and require them to provide any and all information and advice it deems necessary or appropriate, and to retain legal, accounting or other advisors it deems necessary or appropriate.

     The Committee has the authority to set aside for payment, pay and direct the payment of the independent accountants for their reviews and audits of financial statements and all other services as well as such legal, accounting and other advisors.

     The independent accountants shall report directly to the Committee, and shall be accountable to the Committee and the Board, for their reviews and audits of financial statements and all other services.

II.  Composition

     The Committee shall be comprised of that number of directors (but not less than three) as may be determined from time to time by the Board. Each member of the Committee shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934 and the rules promulgated thereunder, NASDAQ and any other applicable regulatory requirements, including, but not limited to, the requirements that a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, (i) accept any consulting, advisory or other compensatory fee from the Group or (ii) be affiliated with the Group.

III. Meetings

     The Committee shall meet in regular sessions at least four times annually, and may meet more frequently as circumstances warrant. Committee members are expected to attend meetings and to spend the time needed to properly discharge their responsibilities.

     The Committee shall meet periodically, but not less than annually, with management, the General Counsel and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of them believe should be discussed privately.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

IV.  Procedures

     The Committee shall determine its meeting schedule, the agenda for each meeting, the information to be provided to it before or at each meeting and all other matters relating to the conduct of its meetings and other activities.

     Prior to each meeting, an agenda for the meeting shall be distributed to each Committee member. Each Committee member is free to raise at any meetings subjects that are not on the agenda for that meeting.

     Information that is important to understanding the business to be conducted at a meeting should generally be distributed to the Committee members three days (or, if that is not feasible, as soon as practicable) before the meeting, and Committee members should review these materials before the meeting.

     It is the opinion of the Board that, subject to Section V below, the activities and procedures of the Committee should remain flexible so that it may appropriately respond to changing circumstances.

V.   Primary Activities

     Without limiting the scope of the preceding provisions of this Charter, the Committee shall:

     A.   Corporate Governance

          1. Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

          2. Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

          3. Review and approve any proposed related party agreement that has not been otherwise approved by the Compensation Committee of the Board of Directors. A related party transaction is either (i) any transaction which must be disclosed in the Company's period filings with the U.S. Securities and Exchange Commission (the "SEC") under Item 404 of Regulation S-K, (ii) any transaction between or among the Company and any member of the Group's affiliates, directors, officers or family members or affiliates of such directors and officers, or (iii) any transaction between any member of the Group and any entity from which an affiliate, director or officer of a member of the Group, or a family member or affiliate of such director or officer, receives a payment, provide that, each such transaction involves an aggregate payment or consideration in excess of $,5000.

          4. Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

          5. Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     B.   Public Reporting

          1. Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent accountants, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

          2. Review the Company's regular and special earnings releases and consider whether they are clear and understandable and fully disclose all information that is relevant to investors in forming a full and accurate picture of the Company's financial condition and prospects.

          3. Prepare the report required by the SEC to be included in the Company's annual proxy statement and any other reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules.

     C.   Independent Accountants

          1. Select, retain, evaluate, compensate and, as appropriate, terminate and replace the independent accountants (and, notwithstanding the second paragraph in Section I, the Committee shall have the sole authority to take any such action).

          2.  Obtain  and  review,  at least  once  annually,  a  report  by the independent accountants describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Group.

          3. Review annually the independence of the independent  accountants by
(i) receiving from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Group in accordance with ISB No. 1, (ii) discuss with the independent accountants all disclosed relationships between the independent accountants and the Group and all other disclosed relationships that may impact the objectivity and independence of the independent accountants and (iii) discussing with management its evaluation of the independence of the independent accountants.

          4. Obtain from the independent accountants assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section 10A of the Securities Exchange Act of 1934 and the rules promulgated thereunder.

          5. Review and approve, prior to commencement, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent accountants as permitted by Section 10A of the Securities Exchange Act of 1934 and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Committee may designate one member to approve such non-audit services, but that member must inform the Committee of the approval at the next meeting of the Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

          6. Review and approve all compensation to the independent accountants for all audit and non-audit services.

          7. Review regularly with the independent accountants any audit problems or difficulties and management's response, including restrictions on the scope of activities of the independent accountants or access by the independent accountants to requested information, and significant disagreements between the independent accountants and management.

          8. Present conclusions with respect to the independent accountants to the Board.

     D.   Internal Audit Function and Internal Controls

          1. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

          2. Review and approve the appointment, performance and replacement of the Company's chief internal auditor.

          3. Review on an annual basis the performance of the internal audit group.

          4. In consultation with the independent auditors and the internal audit group, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

          5. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the design and operation of the Company's internal control structure and procedures for financial reporting, as well as the Company's disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors' attestation, and report, on the assessment made by management.

     E.   Audits and Accounting

          1. Review with the independent accountants annually the plan, scope, staffing and timing of their audit.

          2. After completion of the audit of the financial statements, review with management and the independent accountants the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent accountants, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

          3. Review with management and the independent accountants, at least annually, (i) all critical accounting policies and practices, (ii) all significant accounting estimates, (iii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iv) all significant valuation allowances and liability, restructuring and other reserves, (v) the effect of regulatory and accounting initiatives, and (vi) the adequacy of financial reporting.

          4. Review with management and the independent accountants all reports delivered by the independent accountants in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent accountants and management, together with their ramifications and the preferred treatment by the independent accountants.

          5. Review all items required to be communicated by the independent accountants in accordance with SAS No. 61.

          6. Review with management and the independent accountants at least once annually all correspondence with regulatory authorities and all employee complaints or published reports that raise material issues regarding the financial statements or accounting policies.

     F.   Risk Assessment

          1. Review with management and the independent accountants market, operational and financial risk assessment and management policies and practices, including related corporate approval requirements and internal auditing systems and initiatives to minimize such risks.

          2. Review with the General Counsel all legal matters that may have a significant impact on financial condition or performance.

          3. Review contingencies which could reasonably be expected to have significant impact on financial performance or condition.

     G.   Other

          1. Review and approve (a) any amendment or waiver in the Company's code of ethics for the chief executive officer or senior financial officers and
(b) any public disclosure made regarding such amendment or waiver.

          2.  Review  policies  for  hiring  of  current  or  former   partners,
principals,   shareholders   or   professional   employees  of  the  independent
accountants who were engaged on the Company's account.

          3. Perform any other activities consistent with this Charter as the Committee or the Board of Directors deems necessary or appropriate.

VI.  Limitations.

     Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Adopted:   December 2, 2003

                                   APPENDIX C

                            FOAMEX INTERNATIONAL INC.

                CHARTER OF THE NOMINATING & GOVERNANCE COMMITTEE

I.   Purpose

     The primary objectives of the Nominating & Governance Committee (the "Committee") of the Board of Directors (the "Board") of Foamex International Inc. (the "Company") is to assist the Board by (a) identifying individuals qualified to become Board members, reviewing the qualifications of individuals proposed for nomination as directors, and recommending director nominees for the Board to propose at the next annual meeting of stockholders of the Company; and
(b) developing and recommending to the Board corporate governance guidelines (including Board member qualification standards) and a code of ethics applicable to the Company.

II.  Organization

     The Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") and any other applicable legal or regulatory requirements, including requirements under the federal securities laws.

     The members of the Committee shall be appointed and may be removed by the Board.

     The Committee may form and delegate authority to subcommittees when appropriate.

III. Meetings

     The Committee shall meet at least four times per year on a quarterly basis, and more frequently as necessary to carry out its responsibilities. Any member of the Committee may request that the Chairman of the Committee (the "Chairman") call a meeting of the Committee.

IV.  Authority and Responsibilities

     To fulfill its responsibilities, the Committee shall:

1. Perform the following functions: (i) identify individuals qualified to become directors; (ii) review qualifications of individuals proposed for nomination as directors by other directors or any stockholders in accordance with the Company's by-laws, and report its view on such recommendations to the Board; and (iii) recommend for consideration by the full Board of Directors director nominees for the next annual meeting of stockholders of the Company. These responsibilities include working with the full Board to establish and review from time to time criteria for Board membership, reviewing candidates' qualifications and any potential conflicts with the Company's interests, assessing the contributions of current directors in considering their re-nomination and making recommendations to the full Board with respect to these matters. In reviewing an individual's qualifications for nomination as a director, in addition to any actions the Committee shall determine to undertake, the Committee shall:

     o    conduct an appropriate review of the individual's background;

     o review the individual's past professional experiences and assess the extent to which such experiences shall be useful to the Board and the Company, including considering such individual's skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, age and diversity, all in the context of an assessment of the perceived needs of the Board at that time;

     o introduce the individual to the Board and to the Company's senior management and solicit their comments regarding such individual's qualifications for nomination as a director;

     o provide the individual background material, including the Company's corporate governance guidelines and code of ethics; and

     o assess the individual's independence in accordance with the criteria developed by the Committee and with the requirements of Nasdaq and any other applicable legal or regulatory requirements, including requirements under the federal securities laws.

     The selection and nomination of director nominees need not be subject to the process set forth herein (i) if such director is a director appointed by the holders of preferred stock of the Company in accordance with the Company's by-laws and certificate of incorporation or (ii) in the event that the Company is legally required by contract or otherwise to provide third parties with the ability to designate directors.

2. Annually review, and recommend any appropriate changes to, the composition of Board committees and make recommendations to the Board regarding (i) the membership of directors on committees of the Board, other than the Committee, and (ii) the nomination of additional directors to fill committee vacancies as needed. In the event that a director vacancy arises, the Committee shall seek and identify a qualified director nominee to be recommended to the Board for appointment by the Board to serve the remainder of the term of the director position that is vacant until a successor is elected and qualified.

3. Make recommendations to the Board with respect to potential successors to the Chief Executive Officer for purposes of both an emergency succession plan in the event of an unexpected loss of the Chief Executive Officer and an orderly or planned succession of the Chief Executive Officer.

4. Establish criteria for determining director independence in accordance with the requirements of Nasdaq, applicable laws and regulations, review the qualifications and independence of the members of the Board and its various committees on a periodic (at least annual) basis and make recommendations to the Board concerning any proposed changes in the composition, size or membership of the Board, or any of its committees.

5. Conduct an evaluation of, and receive comments from all directors as to, the Board's and management's performance and report annually to the Board with an assessment of the Board's and management's performance.

6. Recommend to the Board such changes to the Board's committee structure and committee functions, as the Committee deems advisable.

7. Prepare and recommend to the Board a set of corporate governance guidelines and a code of ethics applicable to the Company, and review and reassess the adequacy of such guidelines and code annually, including recommending to the Board any changes deemed appropriate by the Committee.

8. Review and assess the quality and clarity of the corporate governance information provided to the Board and its committees by management and direct management as the Committee deems appropriate with respect to such materials.

9. Confirm that each standing committee of the Board has a charter in effect, that each charter complies with all applicable laws and regulations, that such charter is reviewed at least annually by its committee, and that each standing committee of the Board operates in accordance with its charter.

10. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Committee.

11. Establish and maintain an orientation program for new directors and a continuing education program for continuing directors.

12. Conduct, and present to the Board, an annual evaluation of the Committee's performance.

13. Delegate its authority to its members as the Committee deems appropriate; provided, that any delegate shall report any actions taken by him or her to the whole Committee at its next regularly scheduled meeting.

14. Appoint one of its members as the Chairman. The Chairman shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting for the Committee to the Board at its next regularly scheduled meeting following the meeting of the Committee.

15. Report regularly to the Board at any time and with respect to any matters within the purview of the Committee's authority and responsibility set forth in this Charter.

16. Perform any other activities consistent with this Charter, the Company's by-laws and governing law as the Committee or the Board deems appropriate.

V.   Resources

     The Committee shall have the sole authority to retain and terminate a search firm to be used to identify director candidates and the authority to retain other professionals to assist it with any background checks. The Committee shall also have authority to obtain advice and assistance from internal or outside legal, accounting or other advisors it determines necessary to carry out its duties.

     The Committee shall have the sole authority to determine the extent of funding necessary for payment of compensation to any search firm and the authority to determine the extent of funding necessary for payment of compensation to any other professionals or advisors retained to advise the Committee.

*  *  *  *  *  *

This Charter was adopted by the Board of Directors of the Company on September 25, 2003.

                                                              Please
                                                              Mark Here
                                                              for Address    |_|
                                                              Change or
                                                              Comments
                                                              SEE REVERSE SIDE

1. To elect seven directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

               FOR all nominees                 WITHHOLD authority
              listed (except as                  to vote for all
                marked to the                        nominees
                  contrary)                        listed below

                     |_|                               |_|


01 RAYMOND E. MABUS, JR., 02 ROBERT J. HAY, 03 S. DENNIS N. BELCHER, 04 THOMAS E. CHORMAN, 05 LUIS J. ECHARTE, 06 HENRY TANG
07 RAUL VALDES-FAULI

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

2. To amend the Foamex International Inc. 2002 Stock Award Plan to increase the number of shares of the Company's Common Stock that may be issued thereunder by 2,500,000.

                 FOR              AGAINST              ABSTAIN

                 |_|                |_|                  |_|

3. To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending January 2, 2005.

                 FOR              AGAINST              ABSTAIN

                 |_|                |_|                  |_|

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                 Mark here if you plan to attend the meeting |_|


________________________________________________________________________________


________________________________________________________________________________
                          Signature of Stockholder(s)

________________________________________________________________________________
DATE

Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such EACH joint owner is requested to sign.

 Please sign, date and return this proxy promptly in the enclosed postage paid envelope.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------      --------------------------------      ---------------------
             Internet                                Telephone                          Mail
     http://www.eproxy.com/fmxi                   1-800-435-6710
                                                                                 Mark, sign and date
Use the Internet to vote your proxy.      Use any touch-tone telephone to          your proxy card
Have your proxy card in hand when     OR  vote your proxy. Have your proxy  OR           and
you access the web site.                  card in hand when you call.             return it in the
                                                                                enclosed postage-paid
                                                                                      envelope.
------------------------------------      --------------------------------      ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                            FOAMEX INTERNATIONAL INC.

   PROXY FOR THE ANNUAL MEETING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby revokes all prior proxies and appoints Robert J. Hay, Thomas E. Chorman and Gregory J. Christian, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares of Foamex International Inc. Common Stock which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders to be held on May 25, 2004 at 10:00 a.m., at The Ritz-Carlton, Ten Avenue of the Arts, Philadelphia, Pennsylvania 19102, and at any adjournments thereof, on any matter properly coming before the meeting, and specifically the following:

      The proxy will be voted as specified. If no specification is made, it will be voted for proposals 1, 2 and 3.

                          (Continued on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________




________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^



                                                              Please
                                                              Mark Here
                                                              for Address    |_|
                                                              Change or
                                                              Comments
                                                              SEE REVERSE SIDE

1. To elect seven directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

                FOR all nominees             WITHHOLD authority
               listed (except as              to vote for all
                 marked to the                    nominees
                   contrary)                    listed below

                      |_|                           |_|


01 RAYMOND E. MABUS, JR., 02 ROBERT J. HAY, 03 S. DENNIS N. BELCHER, 04 THOMAS E. CHORMAN, 05 LUIS J. ECHARTE, 06 HENRY TANG
07 RAUL VALDES-FAULI

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

2. To amend the Foamex International Inc. 2002 Stock Award Plan to increase the number of shares of the Company's Common Stock that may be issued thereunder by 2,500,000.

                    FOR          AGAINST          ABSTAIN

                    |_|            |_|              |_|

3. To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending January 2, 2005.

                    FOR          AGAINST          ABSTAIN

                    |_|            |_|              |_|

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                 Mark here if you plan to attend the meeting |_|


________________________________________________________________________________


________________________________________________________________________________
                          Signature of Stockholder(s)

________________________________________________________________________________
DATE

Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such EACH joint owner is requested to sign.

 Please sign, date and return this proxy promptly in the enclosed postage paid envelope.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------      --------------------------------      ---------------------
             Internet                                 Telephone                          Mail
    http://www.eproxy.com/fmxi                      1-800-435-6710
                                                                                 Mark, sign and date
Use the Internet to vote your proxy.      Use any touch-tone telephone to          your proxy card
Have your proxy card in hand when     OR  vote your proxy. Have your proxy  OR           and
you access the web si
te.                  card in hand when you call.              return it in the
                                                                                enclosed postage-paid
                                                                                      envelope.
------------------------------------      --------------------------------      ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                            FOAMEX INTERNATIONAL INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby authorizes and directs Fidelity Management Trust Company as trustee (the "Trustee") of the Foamex L.P. Savings Plan to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of Foamex International Inc. (the "Company") to be held at The Ritz-Carlton, Ten Avenue of the Arts, Philadelphia, Pennsylvania 19102, May 25, 2004, at 10:00 a.m., local time, and at any time adjournment thereof, all shares of common stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 26, 2004.

      The proxy will be voted as specified. If no specification is made, it will be voted for proposals 1, 2 and 3.

                          (Continued on reverse side)
________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________




________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^